EQ ADVISORS TRUSTSM

EQ/T. Rowe Price Growth Stock Portfolio

SUPPLEMENT DATED JULY 20, 2023 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2023

This Supplement updates certain information contained in the Summary Prospectus and Prospectus dated May 1, 2023, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding a sub-adviser change and related changes affecting the EQ/T. Rowe Price Growth Stock Portfolio (the “Portfolio”).

On July 18-19, 2023, the Board of Trustees of the Trust approved certain changes affecting the Portfolio, including: (1) the termination of T. Rowe Price Associates, Inc. (“T. Rowe Price”) as the Portfolio’s sub-adviser; (2) the appointment of J.P. Morgan Investment Management Inc. (“JPMIM”) as the Portfolio’s new sub-adviser; (3) a change in the Portfolio’s name to EQ/JPMorgan Growth Stock Portfolio; (4) a change in the Portfolio’s investment objective; and (5) an amendment to the expense limitation agreement between Equitable Investment Management Group, LLC (“EIM” or the “Adviser”) and the Trust with respect to the Portfolio to reflect a decrease in the expense limits for each share class of the Portfolio.

In accordance with the changes approved by the Board of Trustees, the Adviser has entered into a sub-advisory agreement with JPMIM to provide sub-advisory services for the Portfolio, effective on or about July 31, 2023.

The following changes to the Portfolio’s Summary Prospectus and Prospectus are effective on or about July 31, 2023:

All references to T. Rowe Price as the Portfolio’s sub-adviser are deleted.

All references to EQ/T. Rowe Price Growth Stock Portfolio are deleted and replaced with EQ/JPMorgan Growth Stock Portfolio.

The section of the Portfolio’s Summary Prospectus and Prospectus entitled “Investment Objective” is deleted in its entirety and replaced with the following:

Investment Objective: Seeks to achieve long-term capital appreciation.

The section of the Portfolio’s Summary Prospectus and Prospectus entitled “Fees and Expenses of the Portfolio” is deleted in its entirety and replaced with the following information:

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/JPMorgan Growth Stock Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.72%	0.72%	0.72%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.11%	0.11%	0.11%
Total Annual Portfolio Operating Expenses	1.08%	1.08%	0.83%
Fee Waiver and/or Expense Reimbursement[1,2]	(0.12)%	(0.12)%	(0.12)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.96%	0.96%	0.71%

[1]

Pursuant to a contract, Equitable Investment Management Group, LLC (the “Adviser”) has agreed to make payments or waive its and its affiliates’ management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2025 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.96% for Class IA and IB shares and 0.71% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2025. The Adviser may be reimbursed the amount of any such payments or waivers made after June 30, 2020, in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

[2]	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current Expense Limitation Arrangement.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$98	$332	$584	$1,306
Class IB Shares	$98	$332	$584	$1,306
Class K Shares	$73	$253	$449	$1,014

The section of the Portfolio’s Summary Prospectus and Prospectus entitled “Investments, Risks, and Performance – Principal Investment Strategy” is deleted in its entirety and replaced with the following:

Principal Investment Strategy. The Portfolio normally invests at least 80% of net assets, plus borrowings for investment purposes, in common stocks of a diversified group of growth companies. The Portfolio typically invests in large, well-established companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. As of June 30, 2023, the market capitalizations of the companies in the Russell 1000® Growth Index ranged from approximately $1.345 billion to $2.982 trillion. Typically, in implementing its strategy, the Portfolio invests in common stocks of companies with a history of above-average growth or companies that the Sub-Adviser expects to enter periods of above-average growth.

In managing the Portfolio, the Sub-Adviser employs a fundamental bottom-up approach (focusing on the characteristics of individual securities) that seeks to identify companies with positive price momentum and attractive fundamentals. The Sub-Adviser seeks structural disconnects which allow businesses to exceed market expectations. These disconnects may result from demographic/cultural changes, technological advancements and/or regulatory changes.

The Sub-Adviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver, and/or due to balance sheet deterioration. Investments may also be sold if the Sub-Adviser identifies a stock that it believes offers a better investment opportunity.

The section of the Portfolio’s Summary Prospectus and Prospectus entitled “Investments, Risks, and Performance – Principal Risks” is amended by deleting “Information Technology Sector Risk,” “Foreign Securities Risk,” “Initial Public Offering (“IPO”) Risk,” and “Special Situations Risk.”

The section of the Portfolio’s Summary Prospectus and Prospectus entitled “Who Manages the Portfolio – Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price” or the “Sub-Adviser”)” is deleted in its entirety and replaced with the following:

Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMIM” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Giri Devulapally	Managing Director of JPMIM	July 2023
Holly Fleiss	Managing Director of JPMIM	July 2023
Larry Lee	Managing Director of JPMIM	July 2023
Joseph Wilson	Managing Director of JPMIM	July 2023
Robert Maloney	Executive Director of JPMIM	July 2023

*.*.*.*.*.*

The section of the Prospectus entitled “More information on fees and expenses – Expense Limitation Agreement” is amended by adding the following information:

In the interest of limiting through April 30, 2025 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of the EQ/JPMorgan Growth Stock Portfolio, the Adviser has entered into an expense limitation agreement with the Trust with respect to the Portfolio (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Adviser has agreed to make payments or waive its and its affiliates’ management, administrative and other fees to limit the expenses of the Portfolio so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on securities sold short, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business), as a percentage of average daily net assets, do not exceed the following expense ratios:

Expense Limitation Provisions

	Total Annual Operating Expenses Limited to (% of average daily net assets)
Portfolio†	Class IA Shares	Class IB Shares	Class K Shares
EQ/JPMorgan Growth Stock Portfolio	0.96%	0.96%	0.71%
†	Effective July 31, 2023.

The section of the Prospectus entitled “Management of the Trust – The Sub-Advisers – J.P. Morgan Investment Management Inc.” is amended by deleting the first sentence in its entirety and replacing it with the following:

J.P. Morgan Investment Management Inc. (“JPMorgan” or “JPMIM”), 383 Madison Avenue, New York, NY 10179, is the Sub-Adviser for the EQ/JPMorgan Value Opportunities Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/JPMorgan Growth Stock Portfolio, and a portion of the Active Allocated Portion of the EQ/Large Cap Growth Managed Volatility Portfolio.

The section of the Prospectus entitled “Management of the Trust – The Sub-Advisers – J.P. Morgan Investment Management Inc.” is further amended by adding the following information:

Giri Devulapally, Holly Fleiss, Larry H. Lee, Joseph Wilson and Robert Maloney are the portfolio managers jointly and primarily responsible for the investment decisions for the EQ/JPMorgan Growth Stock Portfolio and a portion of the Active Allocated Portion of the EQ/Large Cap Growth Managed Volatility Portfolio.

Giri Devulapally, Managing Director of JPMIM, has been an employee of J JPMIM since 2003. He is a senior member of JPMIM’s U.S. Equity Growth portfolio management team and the lead portfolio manager for the Large Cap Growth Strategy.

Holly Fleiss, Managing Director of JPMIM, has been an employee of JPMIM since 2012. She covers the health care sector and is a co-portfolio manager for the Large Cap Growth Strategy.

Larry H. Lee, Managing Director of JPMIM, has been an employee of JPMIM since 2006. He covers the financials and business services sector and is a co-portfolio manager for the Large Cap Growth Strategy.

Joseph Wilson, Managing Director of JPMIM, has been an employee of JPMIM since 2014. He covers the technology sector and is a co-portfolio manager for the Large Cap Growth Strategy.

Robert Maloney, Executive Director of JPMIM, has been an employee of J JPMIM since 2013. He covers the industrials and energy sectors and is a co-portfolio manager for the Large Cap Growth Strategy.

The section of the Prospectus entitled “Management of the Trust – The Sub-Advisers – T. Rowe Price Associates, Inc.” is amended by deleting the section in its entirety and replacing it with the following information:

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, MD 21202, is the Sub-Adviser for the EQ/T. Rowe Price Health Sciences Portfolio and a portion of the Active Allocated Portion of the Multimanager Aggressive Equity Portfolio. T. Rowe Price was founded in 1937 and, as of December 31, 2022, T. Rowe Price and its affiliates had approximately $1.27 trillion in assets under management.

Taymour R. Tamaddon, CFA®, a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc., has primary responsibility for the security selection, research and trading for a portion of the Active Allocated Portion of Multimanager Aggressive Equity Portfolio. He is the lead portfolio manager and chairman of the Investment Advisory Committee for the US Large-Cap Growth Equity Strategy. Mr. Tamaddon joined T. Rowe Price in 2004 and has served as an equity research analyst and as a portfolio manager (beginning in 2013).

Ziad Bakri, MD, CFA®, Chairman of Investment Advisory Committee, has been chairman of the committee since 2016. Mr. Bakri joined the Firm in 2011 and his investment experience dates from 2005. Since joining the Firm, he has served as an investment analyst covering the healthcare sector.